OTHER RECEIVABLES	6 Months Ended
Sep. 30, 2022
OTHER RECEIVABLES
OTHER RECEIVABLES

Note 7 - OTHER RECEIVABLES

	As of	As of
	September 30, 2022	March 31, 2022
	USD	USD

Other receivables	4,118,816	24,621,834
Allowance for uncollectible other receivables	(4,118,816)	(4,621,834)
Other receivables, net	—	20,000,000
Other receivables – current	—	20,000,000
Other receivables – non-current	—	—

To further diversify our business, in July 2019, the Company entered into a business development agreement with a third-party vender named Beijing Jiuzheng Network Technology Co., Ltd for the purpose of expanding its loan recommendation service in the consumer financing market. Due to changes in market dynamics, both parties executed an amendment in November 2019 with the intention of establishing an e-commence online trading marketplace. In connection with the original agreement and subsequent amendment (the “Transactions”), a deposit of approximately US$30.9 million was paid to the counter party. The Transactions were reported to the Board afterwards in late November 2019. After reviewing the Transactions, the Board concluded that it is in the best interest for the Company to terminate the business cooperation with the vender in order to avoid significant expenditures and reduce uncertainties associated with the related business development. Meantime, an independent law firm was engaged by the Company’s Audit Committee to assess the independence of the counter party in the Transactions. The law firm’s assessment report concluded the counter party in the Transactions is not related to the Company. The Company therefore decided to terminate the agreement at the end of November 2019. Due to business disruption caused by COVID-19 pandemic, the Company, through a series of negotiations, finally entered a termination agreement with the vender on April 8, 2020. Pursuant to the settlement agreement, the Company terminated the Transactions with the vender. For the deposit made by the Company, the vender agreed to refund approximately US$15.5 million by May 2020 and the remaining balance shall be refunded on monthly basis of approximately US$693,905 in next two years with an annual interest charge of 2%. The repayment by the counterparty is guaranteed by a licensed guarantee company in the PRC with registered capital of approximately US$142.9 million. During the year ended March 31, 2022, the third-party vendor has refunded approximately a total of $6.1 million and the remaining balance of approximately US$4.6 million was estimated uncollectible due to the impact of COVID-19 pandemic on the third-party vendor. Therefore, the Company made a full allowance for the remaining balance of US$4.5 million for the year ended March 31, 2022. By the end of June 2022, the Company has initiated legal proceedings against Jiuzheng Company for its defaults. As of September 30,2022, the allowance for uncollectible other receivable changed to US4.1 million for the sake of exchange rate.